Security Information






Security Purchased

CUSIP
136385AM3

Issuer
CANADIAN NATURAL RESOURCES

Underwriters
BoA, Citigroup, DBSI, JP Morgan, RBC Capital
Markets, BMO Capital Markets, BNP Paribas,
CIBC, Daiwa Securities, Fortis Securities, Lazard,
Mizuho Securities, Scotia Capital, SG Americas
Securities

Years of continuous operation, including predecessors
> 3 years

Security
CNQCN 5.15% 2/1/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/10/2008

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
99.97

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
Baa2/BBB

Current yield
5.15%

Benchmark vs Spread (basis points)
200 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Core Fixed Income VIP
DWS
1,300,000
 $
1,299,623
0.33%

DWS Lifecycle Long Range Fund
DWS
775,000
 $                   774,775
0.19%

Total

2,075,000
 $
2,074,398
0.52%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
494550AY2

Issuer
KINDER MORGAN ENERGY PARTNERS

Underwriters
Wachovia, RBS Greenwich Capital, Lazard, BoA,
Barclays, BNP Paribas, Citigroup, Credit Suisse,
DBSI, DnB NOR Markets, Lehman Brothers, RBC
Capital Markets, TD Securities

Years of continuous operation, including predecessors
> 3 years

Security
KMP 5.95% 2/15/2018

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/5/2008

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
99.79

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB

Current yield
5.96%

Benchmark vs Spread (basis points)
240 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Core Fixed Income VIP
DWS
805,000
 $                   803,318
0.13%

Total

805,000
 $                   803,318
0.13%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06051GDX4


Issuer
BANK OF AMERICA CORP


Underwriters
BoA, CastleOak Securities, DBSI, Jackson
Securities, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
BAC 5.65% 5/1/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/29/2008


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.47


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Aa2/AA


Current yield
5.68%


Benchmark vs Spread (basis points)
190 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income VIP
DWS
1,165,000
 $                 1,158,767
0.03%



Total

1,165,000
 $                 1,158,767
0.03%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20030NAX9


Issuer
COMCAST CORP


Underwriters
Citigroup, DBSI, Merrill Lynch, UBS, BoA,
Barclays, BNP, Bank of NY, Daiwa Securities,
Goldman Sachs, JP Morgan, Lehman Brothers,
Lloyds TSB Bank, Mitsubishi UFJ, Mizuho
Securities, Morgan Stanley, Piper Jaffray, Royal
Bank of Scotland, SunTrust Robinson Humphrey,
Wachovia, Blaylock & Co, Cabrera Capital
Markets, Guzman & Co, Loop Capital Markets,
MR Beal & Co, Muriel Siebert, Samuel A
Ramirez, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CMCSA 6.4% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.79


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB+


Current yield
6.41%


Benchmark vs Spread (basis points)
185 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
3,750,000
 $                 3,741,975
0.38%



DWS Balanced VIP
DWS
1,250,000
 $                 1,247,325
0.13%



DWS Bond VIP
DWS
270,000
 $                   269,422
0.03%



DWS Core Fixed Income Fund
DWS
2,555,000
 $                 2,549,532
0.26%



DWS Core Fixed Income VIP
DWS
210,000
 $                   209,551
0.02%



DWS Core Plus Income Fund
DWS
655,000
 $                   653,598
0.07%



DWS Lifecycle Long Range Fund
DWS
205,000
 $                   204,561
0.02%



DWS Strategic Income Fund
DWS
2,000,000
 $                 1,995,720
0.20%



DWS Strategic Income VIP
DWS
500,000
 $                   498,930
0.05%



Total

11,395,000
 $               11,370,615
1.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAP9


Issuer
CONOCOPHILLIPS CO


Underwriters
Barclays, Citigroup, Greenwich Capital Markets,
BoA, BNP Paribas, Calyon, Credit Suisse, Daiwa
Securities, DBSI, DnB NOR Markets, HSBC, ING
Financial, JP Morgan, Mitsubishi UFJ, Mizuho
Securities, SG Americas, UBS


Years of continuous operation, including predecessors
> 3 years


Security
COP 5.9% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.62


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A1/A


Current yield
5.92%


Benchmark vs Spread (basis points)
135  bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
3,940,000
 $                 3,925,107
0.66%



DWS Core Fixed Income VIP
DWS
560,000
 $                   557,883
0.09%



DWS Lifecycle Long Range Fund
DWS
530,000
 $                   527,997
0.09%



DWS Strategic Income Fund
DWS
1,430,000
 $                 1,424,595
0.24%



DWS Strategic Income VIP
DWS
360,000
 $                   358,639
0.06%



Total

6,820,000
 $                 6,794,220
1.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AE6


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA Securities, Calyon, Mitsubishi
UFJ Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 5.875% 7/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.63


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A3/BBB+


Current yield
5.90%


Benchmark vs Spread (basis points)
240 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Plus Fund
DWS
12,000,000
 $               11,955,000
0.48%



DWS Bond VIP
DWS
540,000
 $                   537,975
0.02%



DWS Core Fixed Income Fund
DWS
5,000,000
 $                 4,981,250
0.20%



DWS Core Fixed Income VIP
DWS
675,000
 $                   672,469
0.03%



DWS Core Plus Income Fund
DWS
1,535,000
 $                 1,529,244
0.06%



DWS Lifecycle Long Range Fund
DWS
655,000
 $                   652,544
0.03%



Total

20,405,000
 $               20,328,481
0.82%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
377372AE7


Issuer
GLAXOSMITHKLINE CAPITAL INC


Underwriters
Citirgoup, JP Morgan, Lehman Brothers, ABN
Amro, Credit Suisse, DBSI, HSBC, Mizuho
Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
GSK 6.375% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2008


Total amount of offering sold to QIBs
2,750,000,000


Total amount of any concurrent public offering
0


Total
2,750,000,000


Public offering price
99.69


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A1/A+


Current yield
6.40%


Benchmark vs Spread (basis points)
173 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
308,000
 $                   307,058
0.01%



DWS Core Fixed Income VIP
DWS
550,000
 $                   548,317
0.02%



DWS Core Plus Income Fund
DWS
1,265,000
 $                 1,261,129
0.05%



DWS Lifecycle Long Range Fund
DWS
520,000
 $                   518,409
0.02%



Total

2,643,000
 $                 2,634,912
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
59023VAA8


Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, ANZ Securities, BB&T, Citigroup,
Credit Suisse, DBSI, HSBC, Mizuho Securities,
Natixis Bleichroeder, RBS Greenwich Capital,
Santander Investment Securities, SunTrust
Robinson Humphrey, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 7.75% 5/14/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2008


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.98


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A-


Current yield
7.75%


Benchmark vs Spread (basis points)
315 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
355,000
 $                   354,918
0.02%



DWS Core Fixed Income Fund
DWS
2,690,000
 $                 2,689,381
0.15%



DWS Core Fixed Income VIP
DWS
410,000
 $                   409,906
0.02%



DWS Core Plus Income Fund
DWS
1,070,000
 $                 1,069,754
0.06%



DWS Lifecycle Long Range Fund
DWS
385,000
 $                   384,911
0.02%



Total

4,910,000
 $                 4,908,871
0.28%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AD8


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA, Calyon, Mitsubishi UFJ
Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 7.125% 7/15/2028


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/BBB+


Current yield
7.17%


Benchmark vs Spread (basis points)
252 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
195,000
 $                   193,672
0.03%



DWS Core Fixed Income Fund
DWS
1,770,000
 $                 1,757,946
0.24%



DWS Core Fixed Income VIP
DWS
240,000
 $                   238,366
0.03%



DWS Core Plus Income Fund
DWS
565,000
 $                   561,152
0.08%



DWS Lifecycle Long Range Fund
DWS
235,000
 $                   233,400
0.03%



Total

3,005,000
 $                 2,984,536
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
913017BP3


Issuer
UNITED TECHNOLOGIES CORP


Underwriters
BoA, BNP Paribas, Citigroup, HSBC, JP Morgan,
Bank of NY, BMO Nesbitt Burns, Daiwa
Securities, DBSI, Dresdner Kleinwort, Intesabci
SpA, Mitsubishi UFJ Securities, RBS Greenwich
Capital, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
UTX 6.125% 7/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/13/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.71


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
6.14%


Benchmark vs Spread (basis points)
153 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
365,000
 $                   363,931
0.04%



DWS Core Fixed Income Fund
DWS
3,020,000
 $                 3,011,151
0.30%



DWS Core Fixed Income VIP
DWS
465,000
 $                   463,638
0.05%



DWS Core Plus Income Fund
DWS
1,080,000
 $                 1,076,836
0.11%



DWS Lifecycle Long Range Fund
DWS
445,000
 $                   443,696
0.04%



Total

5,375,000
 $                 5,359,251
0.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased

CUSIP
161175AG9

Issuer
CHARTER COMMUNICATIONS

Underwriters
Credit Suisse, DBSI, JP Morgan, BMO Capital
Markets, BNP Paribas, Piper Jaffray

Years of continuous operation, including predecessors
> 3 years

Security
CHTR 10.825% 9/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/11/2008

Total amount of offering sold to QIBs
545,896,000

Total amount of any concurrent public offering
0

Total
545,896,000

Public offering price
96.11

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.65%

Rating
B3/B-

Current yield
11.32%

Benchmark vs Spread (basis points)
884 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income Fund
DWS
1,825,000
 $                 1,753,935
0.33%

DWS High Income Plus Fund
DWS
350,000
 $                   336,371
0.06%

DWS High Income Trust
DWS
210,000
 $                   201,823
0.04%

DWS High Income VIP
DWS
250,000
 $                   240,265
0.05%

DWS Multi Market Income Trust
DWS
125,000
 $                   120,133
0.02%

DWS Strategic Income Fund
DWS
140,000
 $                   134,548
0.03%

DWS Strategic Income Trust
DWS
35,000
 $                     33,637
0.01%

DWS Strategic Income VIP
DWS
40,000
 $                     38,442
0.01%

Total

2,975,000
 $                 2,859,154
0.54%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
24422EQR3

Issuer
JOHN DEERE CAPITAL CORP

Underwriters
DBSI, Merrill Lynch, Citigroup, Credit Suisse,
HSBC, TD Securities

Years of continuous operation, including predecessors
> 3 years

Security
DE 5.35% 4/3/2018

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/31/2008

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public offering
0

Total
500,000,000

Public offering price
99.69

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.52%

Rating
A2/A

Current yield
5.37%

Benchmark vs Spread (basis points)
198 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Strategic Income Fund
DWS
1,390,000
 $                 1,385,747
0.28%

DWS Strategic Income VIP
DWS
350,000
 $                   348,929
0.07%

Total

1,740,000
 $                 1,734,676
0.35%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBR9


Issuer
EL PASO NATURAL GAS


Underwriters
DBSI, Goldman Sachs, JP Morgan, BoA, Credit
Suisse, RBS Greenwich Capital, Scotial Capital,
Societe Generale, UniCredit SpS


Years of continuous operation, including predecessors
> 3 years


Security
EP 7.25% 6/1/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/22/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.80%


Rating
Ba3/BB-


Current yield
7.25%


Benchmark vs Spread (basis points)
333 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
125,000
 $                   125,000
0.02%



DWS Balanced VIP
DWS
40,000
 $                     40,000
0.01%



DWS High Income Fund
DWS
4,675,000
 $                 4,675,000
0.78%



DWS High Income Plus Fund
DWS
925,000
 $                   925,000
0.15%



DWS High Income Trust
DWS
570,000
 $                   570,000
0.10%



DWS High Income VIP
DWS
630,000
 $                   630,000
0.11%



DWS Lifecycle Long Range Fund
DWS
55,000
 $                     55,000
0.01%



DWS Multi Market Income Trust
DWS
365,000
 $                   365,000
0.06%



DWS Short Duration Plus Fund
DWS
85,000
 $                     85,000
0.01%



DWS Strategic Income Fund
DWS
340,000
 $                   340,000
0.06%



DWS Strategic Income Trust
DWS
100,000
 $                   100,000
0.02%



DWS Strategic Income VIP
DWS
90,000
 $                     90,000
0.02%



Total

8,000,000
 $                 8,000,000
1.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
59018YN64


Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, Barclays, CIBC, Citigroup, DBSI,
Greenwich Capital Markets, Mizuho Securities,
PNC Capital Markets, RBC Capital Markets,
SunTrust Robinson Humphrey, Wachovia, Wells
Fargo, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 6.875 4/25/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/22/2008


Total amount of offering sold to QIBs
5,500,000,000


Total amount of any concurrent public offering
0


Total
5,500,000,000


Public offering price
99.91


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A1/A+


Current yield
6.88%


Benchmark vs Spread (basis points)
320 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
65,000
 $                     64,944
0.00%



DWS Core Fixed Income Fund
DWS
495,000
 $                   494,574
0.01%



DWS High Income Fund
DWS
3,155,000
 $                 3,152,287
0.06%



DWS High Income Plus Fund
DWS
630,000
 $                   629,458
0.01%



DWS High Income Trust
DWS
380,000
 $                   379,673
0.01%



DWS Multi Market Income Trust
DWS
425,000
 $                   424,635
0.01%



DWS Strategic Income Fund
DWS
1,465,000
 $                 1,463,740
0.03%



DWS Strategic Income Trust
DWS
110,000
 $                   109,905
0.00%



DWS Strategic Income VIP
DWS
310,000
 $                   309,733
0.01%



DWS Short Duration Plus Fund
DWS
65,000
 $                     64,944
0.00%



Total

7,100,000
 $                 7,093,894
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
718172AB5


Issuer
PHILLIP MORRIS INTERNATIONAL INC


Underwriters
Credit Suisse, DBSI, Lehman Brothers, HSBC,
RBS Greenwich Capital, Societe Generale, Banca
IMI, BBVA, BNP Paribas, Calyon


Years of continuous operation, including predecessors
> 3 years


Security
PM 4.875% 5/16/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse/Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/13/2008


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.72


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A2/A


Current yield
4.89%


Benchmark vs Spread (basis points)
177 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Plus Fund
DWS
9,785,000
 $                 9,757,993
0.49%



DWS Strategic Income Fund
DWS
1,365,000
 $                 1,361,233
0.07%



DWS Strategic Income VIP
DWS
340,000
 $                   339,062
0.02%



Total

11,490,000
 $               11,458,288
0.57%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
75281AAJ8


Issuer
RANGE RESOURCES CORP


Underwriters
BoA, JP Morgan, Barclays, BBVA, BMO Capital
Markets, Calyon, Capital One, Citigroup, Comerica
Securities, Credit Suisse, DBSI, Fortis Securities,
Keybanc Capital Markets, Natixis Bleichroeder,
RBC Capital Markets, Scotia Capital, Societe
Generale, SunTrust Robinson Humphrey,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
RRC 7.25% 5/1/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba3/BB


Current yield
7.25%


Benchmark vs Spread (basis points)
351 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
15,000
 $                     15,000
0.01%



DWS Balanced VIP
DWS
10,000
 $                     10,000
0.00%



DWS High Income Fund
DWS
570,000
 $                   570,000
0.23%



DWS High Income Plus Fund
DWS
115,000
 $                   115,000
0.05%



DWS High Income Trust
DWS
70,000
 $                     70,000
0.03%



DWS High Income VIP
DWS
75,000
 $                     75,000
0.03%



DWS Lifecycle Long Range Fund
DWS
10,000
 $                     10,000
0.00%



DWS Multi Market Income Trust
DWS
45,000
 $                     45,000
0.02%



DWS Short Duration Plus Fund
DWS
25,000
 $                     25,000
0.01%



DWS Strategic Income Fund
DWS
45,000
 $                     45,000
0.02%



DWS Strategic Income Trust
DWS
10,000
 $                     10,000
0.00%



DWS Strategic Income VIP
DWS
10,000
 $                     10,000
0.00%



Total

1,000,000
 $                 1,000,000
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
828807BZ9


Issuer
SIMON PROPERTY GROUP LP


Underwriters
BoA, Citigroup, DBSI, Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
SPG 6.125 5/30/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2008


Total amount of offering sold to QIBs
800,000,000


Total amount of any concurrent public offering
0


Total
800,000,000


Public offering price
99.89


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A3/A-


Current yield
6.13%


Benchmark vs Spread (basis points)
235 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fixed
DWS
2,600,000
 $                 2,597,036
0.33%



DWS Balanced VIP
DWS
850,000
 $                   849,031
0.11%



DWS Strategic Income Fund
DWS
2,400,000
 $                 2,397,264
0.30%



DWS Strategic Income VIP
DWS
600,000
 $                   599,316
0.08%



Total

6,450,000
 $                 6,442,647
0.81%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AC0


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA Securities, Calyon, Mitsubishi
UFJ Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 6.5% 7/15/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.13


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A3/BBB+


Current yield
6.56%


Benchmark vs Spread (basis points)
250 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
600,000
 $                   594,786
0.03%



DWS Strategic Income Fund
DWS
2,400,000
 $                 2,379,144
0.14%



DWS Bond VIP
DWS
265,000
 $                   262,697
0.02%



DWS Core Fixed Income Fund
DWS
3,500,000
 $                 3,469,585
0.20%



DWS Core Fixed Income VIP
DWS
315,000
 $                   312,263
0.02%



DWS Core Plus Income Fund
DWS
740,000
 $                   733,569
0.04%



DWS Lifecycle Long Range Fund
DWS
310,000
 $                   307,306
0.02%



Total

8,130,000
 $                 8,059,350
0.46%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87612BAA0


Issuer
TARGA RESOURCES PARTNERS


Underwriters
BoA, Credit Suisse, DBSI, BNP Paribas, Lehman
Brothers, Merrill Lynch, Piper Jaffray, RBC
Dominion Securities, RBS Greenwich Capital,
Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
NGLS 8.25% 7/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B2/B


Current yield
8.25%


Benchmark vs Spread (basis points)
418 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
235,000
 $                   235,000
0.09%



DWS High Income Fund
DWS
1,735,000
 $                 1,735,000
0.69%



DWS High Income Trust
DWS
215,000
 $                   215,000
0.09%



DWS High Income Plus Fund
DWS
345,000
 $                   345,000
0.14%



DWS Balanced VIP
DWS
15,000
 $                     15,000
0.01%



DWS Balanced Fund
DWS
45,000
 $                     45,000
0.02%



DWS Strategic Income VIP
DWS
35,000
 $                     35,000
0.01%



DWS Strategic Income Fund
DWS
130,000
 $                   130,000
0.05%



DWS Strategic Income Trust
DWS
40,000
 $                     40,000
0.02%



DWS Multi Market Income Trust
DWS
145,000
 $                   145,000
0.06%



DWS Short Duration Plus Fund
DWS
40,000
 $                     40,000
0.02%



DWS Lifecycle Long Range Fund
DWS
20,000
 $                     20,000
0.01%



Total

3,000,000
 $                 3,000,000
1.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
226566AH0


Issuer
CRICKET COMMUNICATIONS INC


Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
LEAP 10% 7/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2008


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B3/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
615 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
780,000
 $                   780,000
0.26%



DWS High Income Fund
DWS
5,880,000
 $                 5,880,000
1.96%



DWS High Income Trust
DWS
730,000
 $                   730,000
0.24%



DWS High Income Plus Fund
DWS
1,180,000
 $                 1,180,000
0.39%



DWS Balanced VIP
DWS
50,000
 $                     50,000
0.02%



DWS Balanced Fund
DWS
155,000
 $                   155,000
0.05%



DWS Strategic Income VIP
DWS
100,000
 $                   100,000
0.03%



DWS Strategic Income Fund
DWS
430,000
 $                   430,000
0.14%



DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.04%



DWS Multi Market Income Trust
DWS
495,000
 $                   495,000
0.17%



DWS Lifecycle Long Range Fund
DWS
70,000
 $                     70,000
0.02%



Total

10,000,000
 $               10,000,000
3.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased

CUSIP
428236AQ6

Issuer
HEWLETT-PACKARD CO

Underwriters
BoA, HSBC, JP Morgan, Lehman Brothers, BNP
Paribas, Credit Suisse, DBSI, Greenwich Capital
Markets, Morgan Stanley, SG Americas

Years of continuous operation, including predecessors
> 3 years

Security
HPQ 4.5% 3/1/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/25/2008

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
99.92

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A2/A

Current yield
4.50%

Benchmark vs Spread (basis points)
157 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
7,250,000
 $                 7,244,273
0.48%

DWS Balanced VIP
DWS
2,500,000
 $                 2,498,025
0.17%

Total

9,750,000
 $                 9,742,298
0.65%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
487836BA5

Issuer
KELLOGG CO

Underwriters
BoA, Citigroup, BNP Paribas, DBSI, Fifth Third
Securities, Fortis Securities, HSBC, Lloyds TSB
Bank, Mitsubishi UFJ, Rabo Securities USA, SG
Americas Securities, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
K 4.25% 3/6/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/3/2008

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
99.81

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A3/BBB+

Current yield
4.26%

Benchmark vs Spread (basis points)
180 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
5,000,000
 $                 4,990,650
0.67%

DWS Balanced VIP
DWS
1,500,000
 $                 1,497,195
0.20%

Total

6,500,000
 $                 6,487,845
0.87%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
911312AG1

Issuer
UNITED PARCEL SERVICE

Underwriters
Citigroup, Goldman Sachs, Merrill Lynch, Morgan
Stanley, Bear Stearns, BNP Paribas, CastleOak
Securities, Credit Suisse, DBSI, Wachovia, Wells
Fargo, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
UPS 4.5% 1/15/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/10/2008

Total amount of offering sold to QIBs
1,750,000,000

Total amount of any concurrent public offering
0

Total
1,750,000,000

Public offering price
99.58

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Aa2/AA-

Current yield
4.51%

Benchmark vs Spread (basis points)
145 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
3,750,000
 $                 3,734,063
0.21%

DWS Balanced VIP
DWS
1,250,000
 $                 1,244,688
0.07%

Total

5,000,000
 $                 4,978,750
0.29%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00206RAN2


Issuer
AT&T INC


Underwriters
BoA, DBSI, Morgan Stanley, UBS, Barclays,
Blaylock Robert Van, Cabrera Capital Markets,
Citigroup, Muriel Siebert, RBS Greenwich Capital,
Utendahl Capital Partners


Years of continuous operation, including predecessors
> 3 years


Security
T 6.4% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/8/2008


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.62


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
A2/A


Current yield
6.43%


Benchmark vs Spread (basis points)
190 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
3,750,000
 $                 3,735,600
0.30%



DWS Balanced VIP
DWS
1,250,000
 $                 1,245,200
0.10%



Total

5,000,000
 $                 4,980,800
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
172967EQ0


Issuer
CITIGROUP INC


Underwriters
Citigroup, Bear Stearns, DBSI, Goldman Sachs,
Lehman Brothers, BoA, Blaylock & Partners,
Credit Suisse, Greenwich Capital Markets, Loop
Capital Markets, UBS


Years of continuous operation, including predecessors
> 3 years


Security
C 5.5% 4/11/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/4/2008


Total amount of offering sold to QIBs
4,750,000,000


Total amount of any concurrent public offering
0


Total
4,750,000,000


Public offering price
99.49


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.33%


Rating
Aa3/AA-


Current yield
5.53%


Benchmark vs Spread (basis points)
290 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
4,500,000
 $                 4,477,140
0.09%



DWS Balanced VIP
DWS
1,500,000
 $                 1,492,380
0.03%



DWS Core Plus Income Fund
DWS
1,550,000
 $                 1,542,126
0.03%



DWS Short Duration Plus Fund
DWS
3,500,000
 $                 3,482,220
0.07%



Total

11,050,000
 $               10,993,866
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
254683AG0


Issuer
DISCOVER CARD MASTER TRUST


Underwriters
Credit Suisse, JP Morgan, BoA, Barclays, DBSI,
Greenwich Capital Markets, Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Security
DCENT 2008-A3 A3


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/24/2008


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
99.92


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Aaa/AAA


Current yield
5.18%


Benchmark vs Spread (basis points)
219 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
10,000,000
 $                 9,992,380
1.18%



DWS Balanced VIP
DWS
2,000,000
 $                 1,998,476
0.24%



DWS Short Duration Plus Fund
DWS
15,000,000
 $               14,988,570
1.76%



Total

27,000,000
 $               26,979,426
3.18%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
ES0127797019


Issuer
EDP RENOVAVEIS SA


Underwriters
Banco Comercial Portugues SA, Banco Espirito
Santo, Caixa Banco de Investimento SA, Citigroup,
Morgan Stanley, UBS, DBSI, JP Morgan, Merrill
Lynch, Santander Central Hispano, Societe
Generale


Years of continuous operation, including predecessors
> 3 years


Ticker
EDPR PL


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/2/2008


Total dollar amount of offering sold to QIBs
 $                                 2,436,896,438


Total dollar amount of any concurrent public offering
 $                                         -


Total
 $                                  2,436,896,438


Public offering price
 $                                          12.43


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                          0.12


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
19,306
 $                   240,005
0.01%



DWS Balanced VIP
DWS
5,874
 $                     73,023
0.00%



DWS Europe Equity Fund
DWS
57,900
 $                   719,790
0.03%



DWS International Fund
DWS
541,772
 $                 6,735,097
0.28%



DWS International Select Equity Fund
DWS
93,000
 $                 1,156,139
0.05%



DWS International Select Equity VIP
DWS
80,856
 $                 1,005,170
0.04%



DWS International VIP
DWS
155,162
 $                 1,928,913
0.08%



Total

953,870
 $               11,858,137
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
92976WBJ4


Issuer
WACHOVIA CORP


Underwriters
Wachovia, Barclays, DBSI, Guzman & Co,
Morgan Keenan, MR Beal & Co, UBS


Years of continuous operation, including predecessors
> 3 years


Security
WB 5.5% 5/1/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/22/2008


Total amount of offering sold to QIBs
3,050,000,000


Total amount of any concurrent public offering
0


Total
3,050,000,000


Public offering price
99.77


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa3/AA-


Current yield
5.51%


Benchmark vs Spread (basis points)
260 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
4,875,000
 $                 4,863,983
0.16%



DWS Balanced VIP
DWS
1,625,000
 $                 1,621,328
0.05%



DWS Short Duration Plus Fund
DWS
10,000,000
 $                 9,977,400
0.33%



Total

16,500,000
 $               16,462,710
0.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
931142CM3


Issuer
WAL-MART STORES INC


Underwriters
Citigroup, Credit Suisse, Goldman Sachs, RBS
Greenwich Capital, BoA, BBVA, Barclays, BNP
Paribas, DBSI, Dresdner Kleinwort, HSBC, JP
Morgan, Lehman Brothers, Mitsubishi UFJ,
Mizuho Securities, Morgan, Stanley, Santander
Investment Bank, Standard Chartered Bank, TD
Securities, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
WMT 6.2% 4/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/8/2008


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.70


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Aa2/AA


Current yield
6.22%


Benchmark vs Spread (basis points)
188 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
2,250,000
 $                 2,243,318
0.15%



DWS Balanced VIP
DWS
750,000
 $                   747,773
0.05%



Total

3,000,000
 $                 2,991,090
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
478160AT1


Issuer
JOHNSON & JOHNSON


Underwriters
Goldman Sachs, JP Morgan, Citigroup, DBSI,
BoA, Morgan Stanley, Williams Capital Group,
BNP Paribas, Greenwich Capital Markets, HSBC,
Mitsubishi UFJ Securities


Years of continuous operation, including predecessors
> 3 years


Security
JNJ 5.85% 7/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/18/2008


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.95


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Aaa/AAA


Current yield
5.85%


Benchmark vs Spread (basis points)
113 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   999,520
0.14%



DWS Balanced VIP
DWS
3,000,000
 $                 2,998,560
0.43%



Total

4,000,000
 $                 3,998,080
0.57%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
194014106


Issuer
COLFAX CORP


Underwriters
Lehman Brothers, Merrill Lynch, UBS, BoA,
DBSI, Keybanc Capital Markets, Robert W Baird
& Co


Years of continuous operation, including predecessors
> 3 years


Ticker
CFX US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2008


Total dollar amount of offering sold to QIBs
 $                                    337,500,000


Total dollar amount of any concurrent public offering
 $                                         -


Total
 $                                    337,500,000


Public offering price
 $                                          18.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                       1.22


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Micro Cap Fund
DWS
7,300
 $                   131,400
0.04%



DWS Small Cap Growth Fund
DWS
37,800
 $                   680,400
0.20%



DWS Small Cap Growth VIP
DWS
22,000
 $                   396,000
0.12%



Total

67,100
 $                 1,207,800
0.36%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
US37949E2046


Issuer
GLOBALTRANS INVESTMENT PLC


Underwriters
DBSI, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Ticker
GLTR LI


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2008


Total dollar amount of offering sold to QIBs
 $                           449,415,000


Total dollar amount of any concurrent public offering
 $                               -


Total
 $                            449,415,000


Public offering price
 $                                    13.25


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                    0.11


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Global Thematic Fund
DWS
400,300
 $                 5,303,975
1.18%



DWS Global Thematic VIP
DWS
29,100
 $                   385,575
0.09%



Total

429,400
 $                 5,689,550
1.27%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.